UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2009
TECUMSEH PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan	48108

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500
(not applicable)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On or after July 28, 2009, we will meet with shareholders and provide them with a Company Overview and Current Proxy Contest presentation. In addition, on or after July 28, 2009, we will mail a letter to shareholders. These materials will be posted on our website, www.tecumseh.com on July 28, 2009 and are being filed herewith as Exhibits 99.1 and 99.2 respectively to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Company Overview and Current Proxy Contest presentation
99.2	Letter to Shareholders
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY
Date: July 28, 2009	By /s/ James S. Nicholson
James S. Nicholson
Vice President, Treasurer and Chief Financial Officer

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